UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 27, 2014

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 30, 2014, PEDEVCO CORP. (the “Company”) re-issued two warrants to MIE Jurassic Energy Corporation (“MIEJ”) in order to extend their exercise terms through June 30, 2015 (the “Warrants”).  The Warrants were originally issued on May 23, 2012 to MIEJ and recently expired unexercised pursuant to their terms on May 23, 2014.  These two re-issued Warrants have the same terms and conditions as the originally issued warrants, including being exercisable on a cash-only basis for 166,667 shares of common stock of the Company at $3.75 per share and for 166,667 shares of common stock of the Company at $4.50 per share, subject to listing approval of the shares issuable upon exercise of the Warrants by the NYSE MKT.  The Warrants were re-issued in consideration of the Company’s continued relationship with, and financial support from, MIEJ, and have no net effect on the Company’s fully-diluted capital stock (after taking into account the extension) as they simply extend the exercise term of the previously issued warrants.

MIEJ is a subsidiary of MIE Holdings Corporation (“MIE”), and a joint venture partner with the Company in Condor Energy Technology LLC.  MIE is also the beneficial holder of approximately 5% of the Company’s issued and outstanding capital stock.  As of March 31, 2014, the Company (through its wholly-owned subsidiary, Pacific Energy Development Corp.) also owes MIEJ approximately $6.17 million (not including accrued and unpaid interest) pursuant to a Secured Subordinated Promissory Note.  Additional information regarding the Company’s relationship with and material agreements with MIEJ and MIE can be found under “Certain Related Transactions and Director Independence” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 31, 2014.

The foregoing description of the Warrants is qualified in its entirety by reference to the full text thereof which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

The Company granted MIEJ the Warrants (as described and defined above in Item 1.01, which description is incorporated in this Item 3.02 by reference) on June 30, 2014. The grant was exempt from registration pursuant to Section 4(2), Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended (the “Act”) since the foregoing grant did not involve a public offering, the recipient took the securities for investment and not resale, we took appropriate measures to restrict transfer, and the recipient was (a)  an “accredited investor”; (b) had access to similar documentation and information as would be required in a Registration Statement under the Act; and/or (c) was a non-U.S. person.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Stockholder Approval of an Amendment to the PEDEVCO CORP. 2012 Equity Incentive Plan

At the Annual Meeting of Stockholders held on June 27, 2014 (the “Meeting”), the stockholders the Company approved an amendment to the Company’s 2012 Equity Incentive Plan (the “Plan”) to increase by 5,000,000 the number of shares of common stock reserved for issuance under the Plan. The Company’s stockholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The increase to the Plan was originally approved by the Board of Directors of the Company on April 23, 2014, subject to stockholder approval.

The Plan was originally adopted in 2012. The material terms of the Plan were described in the Company’s Proxy Statement under the caption “Proposal 2 – Amendment to the Company’s 2012 Equity Incentive Plan” filed with the SEC on May 16, 2014. The Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares.  Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The above description of the Plan does not purport to be complete, and is qualified in its entirety by the full text of the Plan, set forth in Exhibit 4.1, and incorporated herein by reference.

Restricted Stock Awards

On July 1, 2014, in connection with the year 2013 equity compensation review process which had been deferred by the Company until this time, the Company granted restricted stock awards to Messrs. Frank Ingriselli (Chief Executive Officer, President and director), Michael Peterson (Chief Financial Officer and Executive Vice President), and Clark Moore (General Counsel, Secretary and Executive Vice President), involving 540,000, 395,000, and 350,000 shares, respectively. The restricted stock awards were granted under the Company’s 2012 Equity Incentive Plan, as amended, a copy of which is incorporated by reference as Exhibit 4.1 hereto. The restricted stock awards vest as follows: 20% of the shares on the six (6) month anniversary of July 1, 2014 (the “Grant Date”); (ii) 20% on the nine (9) month anniversary of the Grant Date; (iii) 20% on the twelve (12) month anniversary of the Grant Date; (iv) 10% on the eighteen (18) month anniversary of the Grant Date; (v) 10% on the twenty-four (24) month anniversary of the Grant Date; (vi) 10% on the thirty (30) month anniversary of the Grant Date; and (vii) the balance of 10% on the thirty-six (36) month anniversary of the Grant Date, in each case subject to the recipient of the shares being an employee of or consultant to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and the recipient.

A copy of the form of Restricted Shares Grant Agreement for the awards granted on July 1, 2014 is attached as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on October 31, 2013, as amended on July 1, 2014, is incorporated by reference in this report as Exhibit 4.2 and is further incorporated by reference into this Item 5.02.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on June 27, 2014 (the “Meeting”), the stockholders (i) elected three director nominees, (ii) approved the amendment to the Plan (described in greater detail above under Item 5.02), (iii) approved, on an advisory basis, the appointment of GBH CPA’s, PC, as the Company’s independent registered public accounting firm for the 2014 fiscal year, (iv) approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers for 2013, (v) approved, on a non-binding advisory basis, the frequency of the advisory vote on compensation of our named executive officers as being every three years (i.e., three years received the greatest number of votes cast on such proposal), and (vi) approved the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, provided that such adjournment was not necessary.

A total of 15,645,142 shares were present in person or by proxy and represented at the Meeting, which shares constituted a quorum based on 26,539,013 shares entitled to vote at the Meeting as of the April 28, 2014 record date for the Meeting.  At the Meeting, the Company’s shareholders voted on the following proposals described in greater detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 16, 2014, and summarized below.  There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors. There were no broker non-votes applicable to the proposals to come before the Meeting.

The results of the voting for each of the proposals were as follows:

1.	Election of Directors:

	For	Against	Broker Non-Votes
Frank C. Ingriselli	12,170,235	282,522	3,192,385
David C. Crikelair	11,779,329	673,428	3,192,385
Elizabeth P. Smith	11,779,331	673,426	3,192,385

2.	To approve an amendment to the Company’s 2012 Equity Incentive Plan, to increase by 5,000,000 the number of shares of common stock reserved for issuance under the plan:

For:	9,987,797

Against:	2,243,172

Abstain:	221,788

Broker Non-Votes	3,192,385

3.	Ratification of the appointment of GBH CPA’s, PC, as the Company’s independent auditors for the fiscal year ending December 31, 2014:

For:	15,489,594

Against:	37,398

Abstain:	118,150

Broker Non-Votes	0

4.	To approve, by non-binding vote, the compensation of the Company’s named executive officers:

For:	10,536,979

Against:	1,800,385

Abstain:	115,393

Broker Non-Votes	3,192,385

5.	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers:

1 Year:	3,953,859

2 Years:	184,417

3 Years:	8,195,933

Abstain:	118,548

Broker Non-Votes	3,192,385

6.	To approve the adjournment of the Meeting, if necessary or appropriate:

For:	9,669,363

Against:	2,656,123

Abstain:	127,271

Broker Non-Votes	3,192,385

In light of the voting results with respect to the frequency of holding a non-binding, advisory vote on executive compensation, and consistent with the fact that such period received the highest number of votes cast at the Meeting, the Board of Directors has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers every three years until the next non-binding, advisory stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding, advisory votes.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1
PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (Incorporated by reference as Exhibit 4.1 to the Company’s Post-Effective Amendment No. 1 to Form S-8 filed with the Securities and Exchange Commission on July 1, 2014)

4.2
PEDEVCO Corp. 2012 Equity Incentive Plan - Form of Restricted Shares Grant Agreement (Incorporated by reference as Exhibit 4.2 to the Company’s Form S-8 Registration Statement filed with the Securities and Exchange Commission on October 31, 2013)

10.1*	Form of June 30, 2014 MIE Jurassic Energy Corporation Warrants

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and Chief Executive Officer

Date: July 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

4.1
PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (Incorporated by reference as Exhibit 4.1 to the Company’s Post-Effective Amendment No. 1 to Form S-8 filed with the Securities and Exchange Commission on July 1, 2014)

4.2
PEDEVCO Corp. 2012 Equity Incentive Plan - Form of Restricted Shares Grant Agreement (Incorporated by reference as Exhibit 4.2 to the Company’s Form S-8 Registration Statement filed with the Securities and Exchange Commission on October 31, 2013)

10.1*	Form of June 30, 2014 MIE Jurassic Energy Corporation Warrants

* Filed herewith.